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                                                                    EXHIBIT 23.1

                                  EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion in this Form 8-K/A of our report dated April 13, 2000. It should be noted that we have not audited any financial statements of the company subsequent to December 31, 1999 or performed any audit procedures subsequent to the date of our report.

/s/ Arthur Andersen LLP


Baltimore, Maryland

February 6, 2001